Exhibit 24

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2002 on Form 10-K, hereby constitutes and appoints, William T. McGann and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March 18, 2003.

DARYL A. FERGUSON
/s/ Daryl A. Ferguson

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2002 on Form 10-K, hereby constitutes and appoints, William T. McGann and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March 18, 2003.

THOMAS GELTING
/s/ Thomas Gelting

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2002 on Form 10-K, hereby constitutes and appoints, William T. McGann and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March 18, 2003.

TORBEN V. HOLM
/s/ Torben V. Holm

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2002 on Form 10-K, hereby constitutes and appoints, William T. McGann and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March 18, 2003.

JOHN B. RYAN
/s/ John B. Ryan

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2002 on Form 10-K, hereby constitutes and appoints, William T. McGann and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March 18, 2003.

WILLIAM E. STARKEY
/s/ William E. Starkey

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2002 on Form 10-K, hereby constitutes and appoints, William T. McGann and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March 18, 2003.

LEONARD TOW
/s/ Leonard Tow